SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 25, 2003

                           ZARLINK SEMICONDUCTOR INC.
             (Exact name of Registrant as specified in its charter)

             Canada                       1-8139                    None
(State or other jurisdiction       (Commission File No.)       (IRS Employer
       of incorporation)                                     Identification No.)

                                 400 March Road,
                         Ottawa, Ontario, Canada K2K 3H4
                    (Address of principal executive offices)

                  Registrant's telephone number: (613) 592-0200

Item 9. Regulation FD Disclosure.

      (a)   Certification by Chief Executive Officer of Annual Report

                         CERTIFICATION OF ANNUAL REPORT

I, Patrick J. Brockett, President and Chief Executive Officer of Zarlink Semiconductor Inc. ("Zarlink"), certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K of Zarlink for the fiscal year ended March 28, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Zarlink.

Dated:  June 25, 2003

                                           /s/ PATRICK J. BROCKETT
                                           -------------------------------------
                                           Patrick J. Brockett
                                           President and Chief Executive Officer

      (b)   Certification by Chief Financial Officer of Annual Report

                         CERTIFICATION OF ANNUAL REPORT

I, Scott Milligan, Senior Vice President of Finance and Chief Financial Officer of Zarlink Semiconductor Inc. ("Zarlink"), certify, pursuant to 18 U.S.C.
Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K of the Company for the fiscal year ended March 28, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Zarlink.

Dated:  June 25, 2003

                                           /s/ SCOTT MILLIGAN
                                           -------------------------------------
                                           Scott Milligan
                                           Senior Vice President of Finance
                                           and Chief Financial Officer

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2003

                                           ZARLINK SEMICONDUCTOR INC.

                                           By: /s/ SCOTT MILLIGAN
                                               --------------------------------
                                               Scott Milligan
                                               Senior Vice President of Finance
                                               and Chief Financial Officer